SUB-ITEM 77Q1(e)


                             MEMORANDUM OF AGREEMENT
                             (ADVISORY FEE WAIVERS)

         This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit (the "Exhibit"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Special Opportunities Funds, AIM Stock Funds, AIM Summit Fund, AIM Treasurer's Series Trust and AIM Variable Insurance Funds (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibit to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the following: (i) Amended and Restated Memorandum of Agreement dated May 5, 2005, between AIM Combination Stock & Bond Funds, AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Summit Fund, AIM Variable Insurance Funds and AIM; (ii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Counselor Series Trust, AIM Special Opportunities Fund and AIM; and (iii) Memorandum of Agreement as of the dates indicated on Exhibit A between AIM Funds Group, AIM International Mutual Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and AIM. AIM shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the attached Exhibit.

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree that until at least the date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, AIM will waive its advisory fees at the rate set forth on the attached Exhibit.

         The Boards of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

         Subject to the foregoing paragraphs, each of the Trusts and AIM agree to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

         It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.


                                AIM COUNSELOR SERIES TRUST
                                AIM EQUITY FUNDS AIM FUNDS
                                GROUP AIM GROWTH SERIES AIM
                                INTERNATIONAL MUTUAL FUNDS
                                AIM INVESTMENT FUNDS AIM
                                INVESTMENT SECURITIES FUNDS
                                AIM SECTOR FUNDS AIM SPECIAL
                                OPPORTUNITIES FUNDS AIM
                                STOCK FUNDS AIM SUMMIT FUND
                                AIM Treasurer's Series Trust
                                AIM VARIABLE INSURANCE FUNDS
                                on behalf of the Funds
                                listed in the Exhibits to
                                this Memorandum of Agreement

                                By:   /s/ Robert H. Graham
                                      -----------------------------------------

                                Title: President

                                A I M ADVISORS, INC.

                                By:   /s/ Philip A. Taylor
                                      -----------------------------------------
                                Title: President

                          EXHIBIT TO ADVISORY FEE MOA

 AIM COUNSELOR SERIES TRUST                WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
 --------------------------    -----------------------------------------   --------------   ---------------
AIM Advantage Health           AIM will waive advisory fees to the            7/1/2005         6/30/2007
Sciences Fund                  extent necessary so that advisory fees
                               AIM receives do not exceed an annual base
                               management fee of 1.25% of the Fund's
                               average daily net assets, subject to a
                               maximum performance adjustment upward or
                               downward of 0.75% annually.  As a result,
                               AIM may receive a management net fee that
                               ranges from 0.50% to 2.00% of average
                               daily net assets, based on the Fund's
                               performance.

AIM Multi-Sector Fund          AIM will waive advisory fees to the            1/1/2005        12/31/2009
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

      AIM EQUITY FUNDS                     WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
      ----------------         -----------------------------------------   --------------   ---------------
AIM Capital Development        AIM will waive advisory fees to the            1/1/2005         6/30/2007
Fund                           extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B

AIM Charter Fund               AIM will waive advisory fees to the            1/1/2005        12/31/2009
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.75% of the first $150M
                               0.615% of the next $4.85B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM Constellation Fund         AIM will waive advisory fees to the            3/27/2005       12/31/2009
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.695% of the first $250M
                               0.615% of the next $4B
                               0.595% of the next $750M
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B


1 of 12

                          EXHIBIT TO ADVISORY FEE MOA

AIM EQUITY FUNDS - CONTINUED               WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
----------------------------   -----------------------------------------   --------------   ---------------
AIM Large Cap Growth Fund      AIM will waive advisory fees to the            1/1/2005        12/31/2009
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM Select Basic Value Fund    AIM will waive advisory fees to the            1/1/2005         6/30/2007
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

      AIM FUNDS GROUP                      WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
      ---------------          -----------------------------------------   --------------   ---------------
AIM Basic Balanced Fund        AIM will waive advisory fees to the            1/1/2005        12/31/2009
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.62% of the first $250M
                               0.605% of the next $250M
                               0.59% of the next $500M
                               0.575% of the next $1.5B
                               0.56% of the next $2.5B
                               0.545% of the next $2.5B
                               0.53% of the next $2.5B
                               0.515% of the excess over $10B

AIM European Small Company     AIM will waive advisory fees to the            1/1/2005         6/30/2007
Fund                           extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.935% of the first $250M
                               0.91% of the next $250M
                               0.885% of the next $500M
                               0.86% of the next $1.5B
                               0.835% of the next $2.5B
                               0.81% of the next $2.5B
                               0.785% of the next $2.5B
                               0.76% of the excess over $10B

AIM Global Value Fund          AIM will waive advisory fees to the            1/1/2005         6/30/2007
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.80% of the first $250M
                               0.78% of the next $250M
                               0.76% of the next $500M
                               0.74% of the next $1.5B
                               0.72% of the next $2.5B
                               0.70% of the next $2.5B
                               0.68% of the next $2.5B
                               0.66% of the excess over $10B


2 of 12

                          EXHIBIT TO ADVISORY FEE MOA

 AIM FUNDS GROUP - CONTINUED                WAIVER DESCRIPTION             EFFECTIVE DATE   EXPIRATION DATE
 ---------------------------   -----------------------------------------   --------------   ---------------
AIM International Small        AIM will waive advisory fees to the            1/1/2005        12/31/2009
Company Fund                   extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.935% of the first $250M
                               0.91% of the next $250M
                               0.885% of the next $500M
                               0.86% of the next $1.5B
                               0.835% of the next $2.5B
                               0.81% of the next $2.5B
                               0.785% of the next $2.5B
                               0.76% of the excess over $10B

AIM Mid Cap Basic Value        AIM will waive advisory fees to the            1/1/2005        12/31/2009
Fund                           extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B

AIM Select Equity Fund         AIM will waive advisory fees to the            1/1/2005         6/30/2007
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM Small Cap Equity Fund      AIM will waive advisory fees to the            1/1/2005        12/31/2009
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B


3 of 12

                          EXHIBIT TO ADVISORY FEE MOA

     AIM GROWTH SERIES                     WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
     -----------------         -----------------------------------------   --------------   ---------------
AIM Basic Value Fund           AIM will waive advisory fees to the            1/1/2005        12/31/2009
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM Global Equity Fund         AIM will waive advisory fees to the            1/1/2005        12/31/2009
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.80% of the first $250M
                               0.78% of the next $250M
                               0.76% of the next $500M
                               0.74% of the next $1.5B
                               0.72% of the next $2.5B
                               0.70% of the next $2.5B
                               0.68% of the next $2.5B
                               0.66% of the excess over $10B

  AIM INTERNATIONAL MUTUAL
           FUNDS                           WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
  ------------------------     -----------------------------------------   --------------   ---------------
AIM Asia Pacific Growth        AIM will waive advisory fees to the            1/1/2005         6/30/2007
Fund                           extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.935% of the first $250M
                               0.91% of the next $250M
                               0.885% of the next $500M
                               0.86% of the next $1.5B
                               0.835% of the next $2.5B
                               0.81% of the next $2.5B
                               0.785% of the next $2.5B
                               0.76% of the excess over $10B

AIM European Growth Fund       AIM will waive advisory fees to the            1/1/2005        12/31/2009
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.935% of the first $250M
                               0.91% of the next $250M
                               0.885% of the next $500M
                               0.86% of the next $1.5B
                               0.835% of the next $2.5B
                               0.81% of the next $2.5B
                               0.785% of the next $2.5B
                               0.76% of the excess over $10B

AIM Global Aggressive          AIM will waive advisory fees to the            1/1/2005        12/31/2009
Growth Fund                    extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.80% of the first $250M
                               0.78% of the next $250M
                               0.76% of the next $500M
                               0.74% of the next $1.5B
                               0.72% of the next $2.5B
                               0.70% of the next $2.5B
                               0.68% of the next $2.5B
                               0.66% of the excess over $10B


4 of 12

                          EXHIBIT TO ADVISORY FEE MOA

  AIM INTERNATIONAL MUTUAL
     FUNDS - CONTINUED                     WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
  ------------------------     -----------------------------------------   --------------   ---------------
AIM Global Growth Fund         AIM will waive advisory fees to the            1/1/2005        12/31/2009
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.80% of the first $250M
                               0.78% of the next $250M
                               0.76% of the next $500M
                               0.74% of the next $1.5B
                               0.72% of the next $2.5B
                               0.70% of the next $2.5B
                               0.68% of the next $2.5B
                               0.66% of the excess over $10B

AIM International Growth       AIM will waive advisory fees to the            1/1/2005        12/31/2009
Fund                           extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.935% of the first $250M
                               0.91% of the next $250M
                               0.885% of the next $500M
                               0.86% of the next $1.5B
                               0.835% of the next $2.5B
                               0.81% of the next $2.5B
                               0.785% of the next $2.5B
                               0.76% of the excess over $10B

    AIM INVESTMENT FUNDS                   WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
    --------------------       -----------------------------------------   --------------   ---------------
AIM Developing Markets Fund    AIM will waive advisory fees to the            1/1/2005         6/30/2007
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.935% of the first $250M
                               0.91% of the next $250M
                               0.885% of the next $500M
                               0.86% of the next $1.5B
                               0.835% of the next $2.5B
                               0.81% of the next $2.5B
                               0.785% of the next $2.5B
                               0.76% of the excess over $10B

AIM Global Health Care Fund    AIM will waive advisory fees to the            1/1/2005        12/31/2009
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B


5 of 12

                          EXHIBIT TO ADVISORY FEE MOA

   AIM INVESTMENT FUNDS -
         CONTINUED                         WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
   ----------------------      -----------------------------------------   --------------   ---------------
AIM Trimark Endeavor Fund      AIM will waive advisory fees to the            1/1/2005         6/30/2007
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B

AIM Trimark Fund               AIM will waive advisory fees to the            1/1/2005         6/30/2007
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.80% of the first $250M
                               0.78% of the next $250M
                               0.76% of the next $500M
                               0.74% of the next $1.5B
                               0.72% of the next $2.5B
                               0.70% of the next $2.5B
                               0.68% of the next $2.5B
                               0.66% of the excess over $10B

AIM Trimark Small Companies    AIM will waive advisory fees to the            1/1/2005         6/30/2007
Fund                           extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B

 AIM INVESTMENT SECURITIES
           FUNDS                           WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
 -------------------------     -----------------------------------------   --------------   ---------------
AIM Real Estate Fund           AIM will waive advisory fees to the            1/1/2005        12/31/2009
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B


6 of 12

                          EXHIBIT TO ADVISORY FEE MOA

      AIM SECTOR FUNDS                     WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
      ----------------         -----------------------------------------   --------------   ---------------
AIM Energy Fund                AIM will waive advisory fees to the            1/1/2005         6/30/2007
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

AIM Financial Services Fund    AIM will waive advisory fees to the            1/1/2005         6/30/2007
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

AIM Gold & Precious Metals     AIM will waive advisory fees to the            1/1/2005         6/30/2007
Fund                           extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

AIM Leisure Fund               AIM will waive advisory fees to the            1/1/2005         6/30/2007
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

AIM Technology Fund            AIM will waive advisory fees to the            1/1/2005         6/30/2007
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B


7 of 12

                          EXHIBIT TO ADVISORY FEE MOA

AIM SECTOR FUNDS - CONTINUED               WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
----------------------------   -----------------------------------------   --------------   ---------------
AIM Utilities Fund             AIM will waive advisory fees to the            1/1/2005         6/30/2007
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

 AIM SPECIAL OPPORTUNITIES
           FUNDS                           WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
 -------------------------     -----------------------------------------   --------------   ---------------
AIM Opportunities II Fund      AIM will waive advisory fees to the            7/1/2006         6/30/2007
                               extent necessary so that advisory fees
                               AIM receives do not exceed an annual base
                               management fee of 1.00% of the Fund's
                               average daily net assets, subject to a
                               maximum performance adjustment upward or
                               downward of 0.50% annually.  As a result,
                               AIM may receive a management net fee that
                               ranges from 0.50% to 1.50% of average
                               daily net assets, based on the Fund's
                               performance.

AIM Opportunities III Fund     AIM will waive advisory fees to the            7/1/2006         6/30/2007
                               extent necessary so that advisory fees
                               AIM receives do not exceed an annual base
                               management fee of 1.00% of the Fund's
                               average daily net assets, subject to a
                               maximum performance adjustment upward or
                               downward of 0.50% annually.  As a result,
                               AIM may receive a management net fee that
                               ranges from 0.50% to 1.50% of average
                               daily net assets, based on the Fund's
                               performance.

      AIM STOCK FUNDS                      WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
      ---------------          -----------------------------------------   --------------   ---------------
AIM S&P 500 Index Fund         AIM will waive advisory fees to the            1/1/2005         6/30/2007
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.25% of the first $250M
                               0.24% of the next $250M
                               0.23% of the next $500M
                               0.22% of the next $1.5B
                               0.21% of the next $2.5B
                               0.20% of the next $2.5B
                               0.19% of the next $2.5B
                               0.18% of the excess over $10B

      AIM SUMMIT FUND                      WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
      ---------------          -----------------------------------------   --------------   ---------------
AIM Summit Fund                AIM will waive advisory fees to the            1/1/2005         6/30/2007
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B


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                          EXHIBIT TO ADVISORY FEE MOA

AIM TREASURER'S SERIES TRUST               WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
----------------------------   -----------------------------------------   --------------   ---------------
Premier Portfolio              AIM will waive advisory fees in the            2/25/2005        6/30/2007
                               amount of 0.08% of the Funds average
                               daily net assets

Premier U.S. Government        AIM will waive advisory fees in the            2/25/2005        6/30/2007
Money Portfolio                amount of 0.08% of the Funds average
                               daily net assets

AIM VARIABLE INSURANCE FUNDS               WAIVER DESCRIPTION              EFFECTIVE DATE   EXPIRATION DATE
----------------------------   -----------------------------------------   --------------   ---------------
AIM V. I. Basic Balanced       AIM will waive advisory fees to the            1/1/2005        12/31/2009
Fund                           extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.62% of the first $150M
                               0.50% of the next $4.85B
                               0.475% of the next $5B
                               0.45% of the excess over $10B

AIM V. I. Basic Value Fund     AIM will waive advisory fees to the            1/1/2005        12/31/2009
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM V. I. Capital              AIM will waive advisory fees to the           05/01/2006*     12/31/2009 *
Appreciation Fund              extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below. *

                               0.695% of the first $250M
                               0.625% of the next $750M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM V. I. Capital              AIM will waive advisory fees to the            1/1/2005         4/30/2008
Development Fund               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B

* The waiver schedule, effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Aggressive Growth Fund and AIM V.I. Growth Fund.


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                          EXHIBIT TO ADVISORY FEE MOA

   AIM VARIABLE INSURANCE
     FUNDS - CONTINUED                    WAIVER DESCRIPTION               EFFECTIVE DATE   EXPIRATION DATE
   ----------------------      -----------------------------------------   --------------   ---------------
AIM V. I. Core Equity Fund     AIM will waive advisory fees to the            1/1/2005       12/31/2009 *
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM V. I. Demographic          AIM will waive advisory fees to the            1/1/2005        12/31/2009
Trends Fund                    extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM V. I. Dynamics Fund        AIM will waive advisory fees to the            1/1/2005         4/30/2008
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B

AIM V. I. Financial            AIM will waive advisory fees to the            1/1/2005         4/30/2008
Services Fund                  extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

AIM V. I. Global Healthcare    AIM will waive advisory fees to the            1/1/2005         4/30/2008
Fund                           extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

* The expiration date shown is the expiration date that will become effective upon the closing of the acquisition of AIM V.I. Core Stock Fund.


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                          EXHIBIT TO ADVISORY FEE MOA

   AIM VARIABLE INSURANCE
     FUNDS - CONTINUED                    WAIVER DESCRIPTION               EFFECTIVE DATE   EXPIRATION DATE
   ----------------------      -----------------------------------------   --------------   ---------------
AIM V. I. Global Real          AIM will waive advisory fees to the            1/1/2005         4/30/2008
Estate Fund                    extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

AIM V. I. Large Cap Growth     AIM will waive advisory fees to the           06/12/2006*      12/31/2009*
Fund                           extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.695% of the first $250M
                               0.67% of the next $250M
                               0.645% of the next $500M
                               0.62% of the next $1.5B
                               0.595% of the next $2.5B
                               0.57% of the next $2.5B
                               0.545% of the next $2.5B
                               0.52% of the excess over $10B

AIM V. I. Leisure Fund         AIM will waive advisory fees to the            1/1/2005         4/30/2008
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B

AIM V. I. Small Cap Equity     AIM will waive advisory fees to the            1/1/2005         4/30/2008
Fund                           extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B

AIM V. I. Small Cap Growth     AIM will waive advisory fees to the            1/1/2005         4/30/2008
Fund                           extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.745% of the first $250M
                               0.73% of the next $250M
                               0.715% of the next $500M
                               0.70% of the next $1.5B
                               0.685% of the next $2.5B
                               0.67% of the next $2.5B
                               0.655% of the next $2.5B
                               0.64% of the excess over $10B

* The effective date and expiration date shown are those that will become effective upon the closing of the acquisition of AIM V.I. Blue Chip Fund.


11 of 12

                          EXHIBIT TO ADVISORY FEE MOA

   AIM VARIABLE INSURANCE
     FUNDS - CONTINUED                    WAIVER DESCRIPTION               EFFECTIVE DATE   EXPIRATION DATE
   ----------------------      -----------------------------------------   --------------   ---------------
AIM V. I. Technology Fund      AIM will waive advisory fees to the            1/1/2005         4/30/2008
                               extent necessary so that advisory fees
                               AIM receives does not exceed the
                               annualized rates listed below.

                               0.75% of the first $250M
                               0.74% of the next $250M
                               0.73% of the next $500M
                               0.72% of the next $1.5B
                               0.71% of the next $2.5B
                               0.70% of the next $2.5B
                               0.69% of the next $2.5B
                               0.68% of the excess over $10B


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